SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.       )

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Filed by a Party other than the Registrant [ ]
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[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

Manager Directed Portfolios
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4)	Proposed maximum aggregate value of transaction:

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

March [ ], 2020

Dear Shareholder:

The Board of Trustees of the Hood River Small-Cap Growth Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”), has scheduled a special meeting of shareholders to be held on April 27, 2020, at 10:00 a.m. Central time, at the offices of the Fund’s administrator, U.S. Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

The purpose of the special meeting is to vote on an important proposal affecting the Fund and you as a shareholder. This package contains information about the special meeting and the proposal, including a Notice of Special Meeting of Shareholders, Questions and Answers about the Proxy Statement, the Proxy Statement, and a proxy card. Also included are instructions on how to vote.

Hood River Capital Management LLC (the “Adviser”) has served as the investment adviser to the Fund since January 20, 2015. Prior to that date, Roxbury Capital Management, LLC (“Roxbury”), served as the primary investment adviser to the Fund from its inception (January 2, 2003) to January 20, 2015. It is anticipated that on or about April 30, 2020, Robert C. Marvin, Managing Member of the Adviser and one of the three current portfolio managers of the Fund, will retire. Because Mr. Marvin beneficially owns greater than 25% of the outstanding shares of the Adviser, and because Mr. Marvin’s shares will be reallocated by the Adviser upon his retirement, a change in control will occur under the Investment Company Act of 1940, as amended (“1940 Act”). As a result of Mr. Marvin’s retirement, Brian P. Smoluch and David G. Swank will own 66.67% and 33.33%, respectively, of the Adviser’s outstanding shares and will each continue to be deemed a control person of the Adviser.

The Adviser’s new ownership structure will not result in any significant changes for existing shareholders of the Fund. However, under the federal securities laws, this change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger the automatic termination of the existing investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. Accordingly, a new investment advisory agreement must be approved by the Fund’s shareholders.

I am writing to ask for your prompt vote for the approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser, to enable the Adviser to continue serving as the investment adviser to the Fund. The proposal has been carefully reviewed by the Trust’s Board of Trustees. The Board of Trustees unanimously recommends that you vote FOR the proposal.

It is very important that we receive your vote before April 27, 2020. Voting is quick and easy. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign each card before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the internet. Simply call the toll-free number or visit the web site indicated on your proxy card, enter the control number found on the card, and follow the recorded or online instructions

I appreciate your participation and prompt response in this matter. If you have any questions regarding the proxy, please contact the Fund at 1-800-497-2960.

Sincerely,

/s/
Brian Smoluch Chief Executive Officer Hood River Capital Management LLC

Hood River Small-Cap Growth Fund
a series of Manager Directed Portfolios

Important information to help you understand and vote on the proposal:

While we encourage you to thoroughly read the enclosed Proxy Statement, the following is a brief overview of the proposal you are being asked to consider. This overview contains limited information and should be read in conjunction with the Proxy Statement.

Questions and Answers

Question:	What is this document and why did you send it to me?

Answer:
As of March 4, 2020 (the “Record Date”), you were a shareholder of record of the Hood River Small-Cap Fund (the “Fund”), a series of Manager Directed Portfolios (the “Trust”). We are sending this document to you for your use in deciding whether to approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Hood River Capital Management LLC (the “Adviser”), to allow the Adviser to continue to serve as the investment adviser for the Fund following the change in ownership of the Adviser. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on February 11, 2020, the Board approved the continuation of the Adviser as the investment adviser to the Fund under a new investment advisory agreement (the “New Investment Advisory Agreement”), subject to shareholder approval.

Question:	What am I being asked to vote on?

Answer:
You are being asked to vote to approve the New Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund. The proposal relates to a change in the equity ownership of the Adviser. It is anticipated that on or about April 30, 2020, Robert C. Marvin will retire. Because Mr. Marvin beneficially owns greater than 25% of the outstanding shares of the Adviser, and because Mr. Marvin’s shares will be reallocated by the Adviser upon his retirement, a change in control will occur under the 1940 Act. As a result of Mr. Marvin’s retirement, Mr. Smoluch and Mr. Swank will own 66.67%% and 33.33%, respectively, of the Adviser’s outstanding shares and will each continue to be deemed a control person of the Adviser. The change in ownership of the Adviser constitutes a change in control of the Adviser that will trigger the automatic termination of the existing investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser dated as of March 1, 2017 (the “Existing Investment Advisory Agreement”). Accordingly, the Fund needs shareholder approval of the New Investment Advisory Agreement to retain the Adviser as the Fund’s investment adviser on a permanent basis. There are no material differences between the Existing Investment Advisory Agreement and the proposed New Investment Advisory Agreement, other than their effective dates.

Question:	What will happen if the Fund’s shareholders do not approve the New Investment Advisory Agreement?

Answer:
If the Fund’s shareholders do not approve the New Investment Advisory Agreement, then the Board will have to consider other alternatives for the Fund including, upon termination of the Existing Investment Advisory Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement.

Question:	How will my approval of this proposal affect the management and operation of the Fund?

Answer:
The Fund’s investment strategies will not change as a result of the New Investment Advisory Agreement. Mr. Marvin will retire as portfolio manager of the Fund. It is anticipated that the two remaining portfolio managers, Mr. Smoluch and Mr. Swank, will continue to manage the Fund. The number and value of your shares in the Fund will not change. You will continue to receive uninterrupted investment management and shareholder services.

Question:	When and where will the Special Meeting be held?

Answer:	The Special Meeting will be held on April 27, 2020 at 10:00 a.m. Central time at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Question:	How will my approval of this proposal affect the expenses of the Fund?

Answer:
The proposed approval of the New Investment Advisory Agreement will not result in an increase in the annual investment management fee paid by the Fund and is not expected to impact the Fund’s total expenses.

Question:	Are there any material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement?

Answer:
No. There are no material differences between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement other than the effective dates. There are non-material changes between the Existing Investment Advisory Agreement and New Investment Advisory Agreement regarding the calculation of expenses paid by the Fund and the timing of the Adviser’s reporting obligations in connection with the Adviser’s Code of Ethics.

Question:	Has the Board approved the proposal and how does the Board recommend that I vote?

Answer:
Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the proposal set forth herein and recommends that shareholders of the Fund also vote in favor of the proposal.

Question:	Who is AST Fund Solutions?

Answer:
AST Fund Solutions is a third-party proxy vendor that the Fund has engaged (at Hood River Capital Management LLC’s expense) to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:
The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser. Shareholders will incur no costs associated with either this proxy mailing or for other expenses and solicitation costs associated with the Special Meeting.

Question:	Who is eligible to vote?

Answer:
Shareholders of record of the Fund as of the close of business on March 4, 2020 are entitled to be present and to vote at the Special Meeting or any adjournment thereof. Shareholders of record of the Fund at the close of business on the Record Date will be entitled to cast one vote for each full share and a fractional vote for each fractional share they hold on each proposal presented at the Special Meeting.

Question:	What vote is required?

Answer:
Approval of the New Investment Advisory Agreement with the Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:	How do I vote my shares?

Answer:
Although you may attend the Special Meeting and vote in person, you do not have to. You can vote your shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to the Proxy Tabulator:

AST Fund Solutions
[AST mailing instructions]

In addition, you may vote through the internet by visiting [proxy website] and following the on-line instructions.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:	Whom should I call for additional information about this Proxy Statement or the Fund?

Answer:	If you need any assistance or have any questions regarding the proposal or how to vote your shares, please call AST Fund Solutions at [Proxy Tabulator phone number].

Question:	How is a quorum for the Special Meeting established?

Answer:
Forty percent of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of a proposal, they have the effect of counting as a vote AGAINST each proposal.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Hood River Small-Cap Growth Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
615 East Michigan Street
Milwaukee, Wisconsin 53202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
to be held on April 27, 2020

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”), a registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Special Meeting”) of the shareholders of the Hood River Small-Cap Growth Fund (the “Fund”), a series of the Trust, to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on April 27, 2020, at 10:00 a.m. Central time for the purpose of considering the following proposal and to transact such other business as may properly come before the Special Meeting, or any adjournments or postponements thereof:

(1)	Approval of an investment advisory agreement between Hood River Capital Management LLC (the “Adviser”) and the Trust, on behalf of the Fund.

The Board has unanimously approved the investment advisory agreement between the Adviser and the Trust, on behalf of the Fund. However, shareholder approval is required to proceed. The Board believes that the proposal is in the best interests of Fund shareholders and recommends that you vote in favor of the proposal.

Shareholders of record at the close of business on March 4, 2020 are entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees:

/s/ Alyssa M. Bernard
Alyssa M. Bernard
Secretary, Manager Directed Portfolios
March [ ], 2020

YOUR VOTE IS IMPORTANT – PLEASE VOTE YOUR SHARES PROMPTLY

Shareholders are invited to attend the Meeting in person. Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions found below or indicate voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

PRELIMINARY
PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

Hood River Small-Cap Growth Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-800-497-2960

To be held on April 27, 2020

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust) and its series, the Hood River Small-Cap Growth Fund (the “Fund”), and at any adjournments or postponements thereof (the “Special Meeting”), to be held on April 27, 2020, at 10:00 a.m., Central time, at the offices of the Fund’s administrator, U.S. Bank Global Fund Services, 615 East Michigan Avenue, Milwaukee, Wisconsin 53202.

Shareholders of record at the close of business on the record date, established as March 4, 2020 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. This proxy statement is expected to be mailed to shareholders on or about March [ ], 2020. The Special Meeting is being held to vote on the following proposal and to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof:

PROPOSAL:	To approve an investment advisory agreement between Hood River Capital Management LLC and the Trust, on behalf of the Fund.

Shareholders of the Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between Hood River Capital Management LLC (the “Adviser”) and the Trust, on behalf of the Fund.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on April 27, 2020:

To obtain directions to attend the Special Meeting, please call the Fund at 800-497-2960. The annual and semi-annual reports to Fund shareholders are available free of charge by contacting the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or calling (800) 497-2960. The proxy statement for this meeting is available at: [proxy website].

Background

The Board is recommending that shareholders approve the New Investment Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser, which would become effective on or about April 30, 2020, when Robert C. Marvin, Managing Member of the Adviser and one of the three current portfolio managers of the Fund, will retire and the Adviser will redeem Mr. Marvin’s entire equity interest and allocate additional interests to Mr. Smoluch. The New Investment Advisory Agreement is identical to the Fund’s existing investment advisory agreement dated as of March 1, 2017 (the “Existing Investment Advisory Agreement”) with the Adviser except for its effective date. A copy of the New Investment Advisory Agreement is attached to this Proxy Statement as Exhibit A.

As described in this Proxy Statement, the New Investment Advisory Agreement is necessary because the Existing Investment Advisory Agreement will automatically terminate upon the change in control of the Adviser that will occur on or about April 30, 2020 when Mr. Marvin retires and the Adviser reallocates Mr. Marvin’s entire equity interest. As a result of Mr. Marvin’s retirement, Brian P. Smoluch and David G. Swank will own 66.67% and 33.33%, respectively, of the Adviser’s outstanding shares and will each continue to be deemed a control person of the Adviser.

The change in control of the Adviser is not expected to affect the management of the Fund, as the Fund has will continue to be managed by the Adviser’s Small-Cap Growth Investment Team (the “Investment Team”). The Investment Team is currently comprised of three individuals: Mr. Marvin, Mr. Smoluch, and Mr. Swank. Following Mr. Marvin’s retirement, the Fund will continue to be managed by the remaining portfolio managers, Mr. Smoluch and Mr. Swank. After April 30, 2020, Mr. Marvin will no longer serve as a director of the Adviser.

With the change in control of the Adviser and the resulting termination of the Existing Investment Advisory Agreement, the Board was required to take action to approve the necessary arrangements for the continued management of the Fund by the Adviser.

At a meeting of the Board held on February 11, 2020, the Board, including a majority of Trustees who are not “interested persons,” as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), voted unanimously to approve the proposed New Investment Advisory Agreement. The Board also voted unanimously to recommend that shareholders approve the New Investment Advisory Agreement.

Accordingly, the Fund is seeking shareholder approval to continue to retain the Adviser as its investment adviser following the expected change in control on or about April 30, 2020 (the “Transaction”). If the Fund’s shareholders do not approve the Adviser as the investment adviser for the Fund, then the Board will have to consider other alternatives for the Fund including, upon termination of the Existing Investment Advisory Agreement, entering into an interim investment advisory agreement with the Adviser pursuant to Rule 15a-4 under the 1940 Act pursuant to which the Fund would have 150 days to obtain shareholder approval of a permanent agreement or the liquidation of the Fund.

Legal Requirements in Approving the New Investment Advisory Agreement

The form of the New Investment Advisory Agreement is attached hereto as Exhibit A. The terms of the New Investment Advisory Agreement are materially identical to the terms of the Existing Investment Advisory Agreement with respect to services provided by the Adviser. The Existing Investment Advisory Agreement was last submitted to the shareholders of the Fund for approval on April 9, 2015, and was effective as of April 9, 2015. The Trust and the Adviser executed an amended and restated investment advisory agreement on March 1, 2017 pursuant to which the Adviser’s management fee was reduced.

The New Investment Advisory Agreement and the Existing Investment Advisory Agreement have identical fee structures. There are no material differences between the two agreements, other than the effective dates of the agreements. There are non-material changes between the Existing Investment Advisory Agreement and the New Investment Advisory Agreement regarding the calculation of expenses paid by the Fund and the timing of the Adviser’s reporting obligations in connection with the Adviser’s Code of Ethics. The material terms of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement are described below in the section titled “Summary of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement.” The New Investment Advisory Agreement will take effect with respect to the Fund upon shareholder approval and closing of the Transaction on or about April 30, 2020.

Compensation Paid to Hood River

Under the Existing Investment Advisory Agreement, the Adviser is entitled to receive a monthly management fee computed at an annual rate of 0.90% of the Fund’s average daily net assets in return for the services provided by the Adviser as investment adviser to the Fund (subject to the applicable expense cap described below). The management fee structure under the New Investment Advisory Agreement will be identical to the management fee structure under the Existing Investment Advisory Agreement. For the fiscal years ended June 30, the Fund paid the Adviser management fees in the amounts shown below.

Fiscal Year Ended	Gross Advisory Fees Earned	Advisory Fee Waivers and Expenses Waived or Reimbursed	Net Advisory Fees
June 30, 2019	$4,845,886	($290,956)	$4,554,930
June 30, 2018	$2,816,455	($268,361)	$2,548,094
June 30, 2017	$1,685,720	($241,084)	$1,444,636

In connection with the Existing Investment Advisory Agreement, the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses for the Fund to limit the total annual fund operating expenses (excluding taxes, Rule 12b-1 fees, shareholder servicing fees, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses (collectively, “Excludable Expenses”)) to 0.99%. To the extent the Fund or a share class of the Fund incurs Excludable Expenses, Total Annual Fund Operating Expenses After Fee Waivers/Expense Reimbursements may be greater than 0.99%. Under the current operating expense limitation agreement, the waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Fund’s Board and the Adviser. The Adviser expects to extend the terms of this agreement when it is up for renewal by the Board later in 2020.

Information about Hood River Capital Management LLC

The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser’s principal office is located at 1 South West Columbia Street, Suite 630, Portland, Oregon 97204. As of December 31, 2019, the Adviser had approximately $2.4 billion of assets under management.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser, each of whom is located at the Adviser’s principal office location.

Name	Position/Principal Occupation
Brian P. Smoluch	Director, Managing Member, Portfolio Manager
David G. Swank	Director, Managing Member, Portfolio Manager
Robert C. Marvin	Director, Managing Member, Portfolio Manager
Robert A. Schmaltz	Chief Compliance Officer

The following table sets forth the name of each person who owns of record, or beneficially, 10% or more of the outstanding voting securities of the Adviser as of the date of this proxy statement and following the closing of the Transaction.

Name	% of Voting Securities Held	Post Closing Securities Held
Brian P. Smoluch	33.33%	66.67%
David G. Swank	33.33%	33.33%
Robert C. Marvin	33.33%	none

Summary of the New Investment Advisory Agreement and the Existing Investment Advisory Agreement

A copy of the New Investment Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the New Investment Advisory Agreement have been included in this summary. The investment advisory services to be provided by the Adviser and the fee structure under the New Investment Advisory Agreement are identical to the services currently provided by the Adviser and the fee structure under the Existing Investment Advisory Agreement.

Advisory Services. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund by taking on certain responsibilities, including the responsibility to: (i) purchase and sell portfolio securities and other investments for the Fund consistent with the Fund’s objectives and policies, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies, and limitations; (iii) maintain and preserve the books and records required by the 1940 Act (and the rules thereunder) to be maintained by the Fund, except to the extent arrangements have been made for such books and records to be maintained by the administrator, custodian, or transfer agent of the Fund; (iv) furnish reports, statements and other information related to the investment of the Fund’s assets that the Trust or Fund’s administrator may reasonably request for use in preparation of the Fund’s registration statement, reports, and other documents required by applicable law; and (v) render to the Board such periodic and special reports with respect to the Fund’s investment activities as the Board may reasonably request.

Brokerage. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, the Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund, and for the selection of the markets on or in which the transactions will be executed.

Section 28(e) of the Securities Exchange Act of 1934 provides that an investment adviser, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e), an investment adviser is required to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or the investment adviser’s overall responsibilities with respect to accounts as to which it exercises investment discretion. The services provided by the broker also must lawfully or appropriately assist the investment adviser in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, the Fund may pay a higher brokerage commission than those available from another broker. Research services that the Fund obtains from a broker-dealer in connection with the payment of brokerage commissions may either be the broker-dealer’s own proprietary research or third party research obtained by the broker-dealer through payment of a portion of their commissions to third parties for research products or services.

Research services received from broker-dealers supplement the Adviser’s own research (and the research of any affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information with respect to the performance, investment activities, and fees and expenses of other mutual funds.

Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information. The outside research assistance is useful to the Adviser since the broker-dealers used by the Adviser tend to follow a broad universe of securities and the research provided by such broker-dealers may provide the Adviser with a diverse perspective on financial markets. Research services provided to the Adviser by broker-dealers are available for the benefit of all accounts managed or advised by the Adviser or by its affiliates. The Adviser cannot readily determine the extent to which spreads or commission rates or net prices charged by brokers or dealers reflect the value of their research, analysis, advice and similar services.

Payment of Expenses. Under both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement, the Adviser provides office space to the Fund and pays expenses of the Adviser’s investment personnel who manage the Fund. The Fund is responsible for its other fees including: fees payable for administrative services; fees payable for accounting services; the cost of obtaining quotations for calculating the value of the assets; interest and taxes; brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities; a pro rata portion of the compensation and expenses of the Trustees of the Board other than those who are “interested persons” of the Trust within the meaning of the 1940 Act; legal and audit expenses; fees and expenses related to the registration and qualification of its shares for distribution under state and federal securities laws; expenses of typesetting, printing and mailing reports, notices and proxy materials to shareholders; all other expenses incidental to holding meetings of the shareholders, including proxy solicitations therefor, except for expenses related to any shareholder meeting convened as a result of a change in control of the Adviser or otherwise convened for the primary benefit of the Adviser, which expenses shall be borne by the Adviser; a pro rata portion of the premiums for fidelity bond and other insurance coverage; a pro rata portion of the Trust’s association membership dues; expenses of typesetting for printing prospectuses; expenses of printing and distributing prospectuses to existing shareholders; out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services; service fees payable to the distributor for providing personal services to the shareholders and for maintaining shareholder accounts for those shareholders; distribution fees; and such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Trust, on behalf of such Fund, may have to indemnify its Trustees and officers with respect thereto. The Existing Investment Advisory Agreement included a definition of “pro rata portion” for purposes of allocating certain of the above expenses, defined as the value of the assets of the Fund relative to the value of the assets of all funds in the Trust, which has been removed from the New Investment Advisory Agreement because the methodology of expense allocation used by the Fund may change from time to time.

Compensation of the Adviser. Both the New Investment Advisory Agreement and Existing Investment Advisory Agreement contain an identical management fee structure based on the Fund’s average daily net assets.

Duration and Termination. The New Investment Advisory Agreement provides that the agreement will become effective on April 30, 2020, subject to the Fund receiving an affirmative vote of a majority of the outstanding voting securities of the Fund to approve the New Investment Advisory Agreement. The Existing Investment Advisory Agreement provides for a term of one year and the New Investment Advisory Agreement provides that the agreement will continue in effect for an initial period of two years, unless sooner terminated. Both agreements will continue in effect for successive annual periods, with such continuation to be approved at least annually by the (i) Board or by the vote of a majority of the outstanding securities of the Fund and (ii) the vote of a majority of the Independent Trustees. Both the Existing Investment Advisory Agreement and the New Investment Advisory Agreement may be terminated at any time, on 60 days’ prior written notice, by the Fund (by vote of the Board or by the vote of a majority of the outstanding voting securities of the Fund) without the payment of a penalty, or by the Adviser at any time, without the payment of a penalty, upon 60 days’ prior written notice.

Liabilities of the Adviser. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

Board Recommendation of Approval

In reaching its decision to recommend the approval of the New Investment Advisory Agreement, the Board, including a majority of the Independent Trustees, met in person at a meeting held on February 11, 2020, during which meeting the Board reviewed materials related to the Adviser and spoke with two representatives of the Adviser who participated in the meeting by telephone. In the course of their review, the Trustees considered their fiduciary responsibilities with regard to all factors deemed to be relevant to the Fund. The Board also considered other matters, including, but not limited to the following: (1) the quality of services provided to the Fund in the past by the Adviser since the Fund’s inception compared to the quality of services expected to be provided to the Fund with the Adviser as the investment adviser going forward; (2) the Fund’s performance; (3) the fact that there are no material differences between the terms of the New Investment Advisory Agreement and the terms of the Existing Investment Advisory Agreement; (4) the fact that the Adviser’s Investment Team will continue to manage the Fund; (5) the fact that the fee structure under the New Investment Advisory Agreement will be identical to the fee structure under the Existing Investment Advisory Agreement; and (6) other factors deemed relevant.

The Board also evaluated the New Investment Advisory Agreement in light of information it had requested and received from the Adviser prior to the February 11, 2020 meeting and the information they had received in connection with their most recent consideration of the Existing Advisory Agreement in November 2019. Below is a summary of the material factors considered by the Board in its deliberations as to whether to approve the New Investment Advisory Agreement and the Board’s conclusions. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, but considered these matters in their totality.

Nature, Extent and Quality of Services Provided to the Fund. The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time to be devoted to the Fund’s affairs by the Adviser’s staff under the New Investment Advisory Agreement. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Brian Smoluch and David Swank, the Fund’s portfolio managers, and other key personnel at the Adviser and its service providers involved in the day-to-day activities of the Fund following Mr. Marvin’s retirement. The Trustees reviewed the information provided by the Adviser in response to a request from the Board, as well as information previously provided in response to a due diligence questionnaire, including the Adviser’s experience as a small-cap growth manager, the structure of the Adviser’s compliance program, the Adviser’s marketing activity, and its continuing commitment to the Fund. The Trustees noted that during the course of the prior year they had met with personnel from the Adviser in person to discuss the Adviser’s services to the Fund and various performance, marketing, and compliance issues. The Trustees also noted any services that extended beyond portfolio management, including the brokerage practices of the Adviser. The Trustees also noted the considerable growth of the Fund since inception, due in part to the Adviser’s marketing efforts. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Investment Advisory Agreement and that the nature, overall quality, and extent of the management services provided to the Fund were satisfactory.

Investment Performance of the Fund and the Adviser. The Trustees discussed the performance of the Retirement Shares of the Fund for the one‑year and since inception periods ended December 31, 2019; the performance of the Investor Shares of the Fund for the one‑year, three‑year, and since inception periods ended December 31, 2019; and the performance of the Institutional Shares of the Fund for the one‑year, three‑year, five‑year, ten-year, and since inception periods ended December 31, 2019. In assessing the quality of the portfolio management services delivered by Hood River, the Trustees also compared the short‑term and longer‑term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index, and in comparison to a peer group of U.S. open‑end small growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).

The Trustees noted the outperformance of the Institutional Shares as compared to the Russell 2000® Growth Index for the five-year, ten-year, and since inception periods ended December 31, 2019 and the strong absolute performance of the Fund over more recent time periods. After considering all of the information, the Trustees concluded the performance obtained by the Adviser for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.
Costs of Services Provided and Profits Realized by the Adviser. The Trustees considered the cost of services provided by the Adviser and the advisory fee, including a review of comparative expense information and other pertinent material with respect to the Fund. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses and peer group data. The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by the Adviser.

The Trustees also considered the overall profitability of the Adviser, and noted that the Adviser has subsidized the Fund’s operations since the Fund’s inception, and was not permitted to recoup such expenses. The Trustees also considered the Fund’s brokerage commissions and use of soft dollars by the Adviser.

The Trustees noted that the Fund’s contractual management fee of 0.90% was above the Morningstar Peer Group average of 0.82%. The Trustees observed that the Fund’s total expense ratio of 0.99% for Retirement Shares was slightly below the Morningstar Peer Group average of 1.00%, and the Fund’s total expense ratio of 1.09% for Institutional Shares and 1.34% for Investor Shares were above the Morningstar Peer Group average.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees concluded that the Adviser’s level of profitability from its relationship with the Fund was reasonable.

Extent of Economies of Scale as the Fund Grows. The Trustees considered the Fund’s expenses and the structure of the Fund’s management fee with respect to potential economies of scale. The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but considered that the Adviser has been waiving fees or reimbursing expenses since the Fund’s inception. In addition, the Fund’s gross expenses have gone down as the Fund has grown. The Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

Benefits Derived from the Relationship with the Fund. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund. The Trustees concluded that the benefits the Adviser may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

Conclusions. The Trustees considered all of the foregoing factors. In considering the renewal of the New Investment Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the New Investment Advisory Agreement for an initial two-year term as being in the best interests of the Fund and its shareholders.

Vote Required

Approval of the New Investment Advisory Agreement in order to re-engage the Adviser as the investment adviser for the Fund requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Advisory Agreement.

OTHER BUSINESS

The Board knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of the Trust, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before the Trust begins to print and sent its proxy materials to be considered for inclusion in the proxy materials for the meeting. Any shareholder proposal that is not submitted a reasonable time before the Trust sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Banks, broker-dealers, voting trustees and their nominees should advise the Fund, in care of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

ADDITIONAL INFORMATION

Any Purchases or Sales of Securities of the Adviser or its Affiliates

Since the beginning of the most recently completed fiscal year, no Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies.

Voting Securities, Principal Shareholders and Management Ownership

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting. As of that date, the total outstanding shares of the Fund were [ ].

Management Ownership. As of the Record Date, no officer or Trustee of the Fund as a group owned of record or beneficially any of the Fund’s outstanding shares. Furthermore, neither the Trustees nor members of its immediate family own securities beneficially or of record in the Adviser or any of its affiliates. Accordingly, neither the Trustees nor members of their immediate family, have a direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates. In addition, during the most recently completed calendar year, neither the Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeded $120,000 and to which the Adviser or any of its affiliates was a party.

Control Persons and Principal Shareholders. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. As of the Record Date, no person was a control person of the Fund, and all Trustees and officers of the Fund as a group owned beneficially (as defined in Section 13(d) of the Securities Exchange Act of 1934) less than 1% of the shares of the Fund. As of the Record Date, the shareholders indicated below were known by the Fund to be a principal shareholder of the Fund:

Institutional Shares

Name and Address	Parent Company	Jurisdiction	% Ownership of Class	Type of Ownership
SEI Private Trust Company ATTN: Mutual Fund Administrator C/O M&T Bank ID 337 One Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	[ ]	Record
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	[ ]	Record
Minnesota Life Benefit Trust 400 Robert Street North, Suite A St. Paul, MN 55101-2099	N/A	N/A	[ ]	Record
National Financial Services, LLC For the Exclusive Benefit of The Customer Attn: Mutual Funds Dept. 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	DE	[ ]	Record

Investor Shares

Name and Address	Parent Company	Jurisdiction	% Ownership of Class	Type of Ownership
Charles Schwab & Co., Inc. Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105-1905	The Charles Schwab Corporation	DE	[ ]	Record
National Financial Services, LLC For the Exclusive Benefit of Our Customers Attn: Mutual Funds Dept, 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	DE	[ ]	Record
Retirement Shares

Name and Address	Parent Company	Jurisdiction	% Ownership of Class	Type of Ownership
National Financial Services, LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard Jersey City, NJ 07310-1995	N/A	DE	[ ]	Record
The Northern Trust CO AS Trustee AXA-DV P.O. Box 92994 Chicago, IL 60675-2994	NA	DE	[ ]	Record
Nationwide Trust Company FSB FBO Participating Retirement Plans PO BOX 182029 Columbus, OH 43218-2029	NA	NA	[ ]	Record
FFB Reg 401K Plan FBO American Fidelity Companies EM 5100 N Classen BLVD STE 620 Oklahoma City, OK 73118-5263	N/A	N/A	[ ]	Record
Bank of American Custodian FBO MFO 3799038 P.O. Box 843869 Dallas, TX 75284-3869	N/A	N/A	[ ]	Record
Great-West Trust Company LLC TTEE F 8515 E Orchard RD 2T2 Greenwood Village, CO 80111-5002	N/A	N/A	[ ]	Record

Brokerage Transactions

The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Solicitation of Proxies and Voting

This solicitation is being made primarily by the mailing of this Proxy Statement, along with a notice of the Special Meeting and Proxy Card, on or about March [ ], 2020. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or personal interview by representatives of the Fund or the Adviser.

Voting instructions may be revoked at any time prior to the final vote at the Special Meeting by: (1) written instruction addressed to Alyssa M. Bernard, Secretary, Manager Directed Portfolios, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701; (2) attendance at the Special Meeting and voting in person; or (3) by proper execution and return of a new Proxy Card (if received in time to be voted). Mere attendance at the Special Meeting will not revoke voting instructions.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” accounts for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, these shares will be considered “broker non-votes.” Broker non-votes will be counted as present for purposes of determining quorum, but will not count towards the number of votes in favor of the approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against this proposal.

All proxies solicited by the Board that are properly executed and received by the Trust’s Secretary prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions on the proxies. If no instruction is made on a properly executed proxy, it will be voted FOR the proposal. All shares that are voted and all votes to ABSTAIN will be counted towards establishing a quorum, but abstentions will not count toward the number of votes in favor of approval of the New Investment Advisory Agreement, which means they will have the effect of a vote against the proposal.

With respect to shares held in individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders in accordance with such instructions. If IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them in the same proportion as other IRA shareholders have voted.

Under the Trust’s Amended and Restated Agreement and Declaration of Trust, the presence in person or by proxy of the holders of 40% of the Fund’s shares entitled to vote on a matter shall constitute a quorum for the transaction of business at the meeting.  However, more than 50% of the Fund’s shares must be represented at the meeting in order to satisfy the 1940 Act voting requirement for approval of the New Investment Advisory Agreement.  For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as shares that are present but that have not been voted.

If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes to approve the proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy.  The persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournments, and will vote those proxies required to be voted AGAINST the proposal against any such adjournment.  The persons named as proxies will vote in their discretion on any other business that may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record of the Fund at the close of business on March 4, 2020 will be entitled to vote at the Special Meeting. Other than any principal shareholders disclosed above, to the knowledge of the Fund, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund as of March 4, 2020. Each whole share of the Fund you hold as of the close of business on the Record Date is entitled to one vote and each fractional share is entitled to a proportionate fractional vote.

The Fund expects that the solicitation will be primarily by mail, but also may include telephone, facsimile or oral solicitations. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the Adviser or its employees or agents asking you to vote.

The expenses in connection with preparing this Proxy Statement and its enclosures and all related legal expenses and all solicitations will be paid by the Adviser. The total estimated cost of the solicitation is $[cost of solicitation].

Service Providers

The Fund’s investment adviser is Hood River Capital Management LLC, located at 1 South West Columbia Street, Suite 630, Portland, Oregon 97204. The Fund’s administrator, fund accountant, and transfer agent is U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. U.S. Bank, N.A., 1555 North Rivercenter Drive, Suite 302, Milwaukee, Wisconsin 53212, serves as the Fund’s custodian. Quasar Distributors, LLC, located at 777 East Wisconsin Avenue, 6th Floor, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Fund.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement, please call 800-992-4144 or write to the Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of proxy statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

EXHIBIT A
MANAGER DIRECTED PORTFOLIOS
INVESTMENT ADVISORY AGREEMENT
with
HOOD RIVER CAPITAL MANAGEMENT LLC
THIS INVESTMENT ADVISORY AGREEMENT made this [ ]th day of April, 2020, by and between Manager Directed Portfolios, a Delaware statutory trust (the “Trust”) and Hood River Capital Management LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to create and offer for sale distinct series of shares of beneficial interest (each, a “Portfolio” and collectively, the “Portfolios”), each corresponding to a distinct portfolio; and

WHEREAS, the Trust desires to avail itself of the services, information, advice, assistance and facilities of the Adviser on behalf of one or more Portfolios of the Trust, and to have the Adviser provide or perform for the Portfolios various research, statistical and investment services; and

WHEREAS, the Adviser is willing to furnish such services to the Trust with respect to each of the Portfolios listed on Schedule A to this Agreement (each, a “Hood River Portfolio” and collectively, the “Hood River Portfolios”) on the terms and conditions hereinafter set forth; and

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

1. Employment of the Adviser. The Trust hereby employs the Adviser to invest and reinvest the assets of the Hood River Portfolios in the manner set forth in Section 2 of this Agreement subject to the direction of the Board of Trustees of the Trust (the “Board”) and the officers of the Trust, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. Obligations of, and Services to be Provided by, the Adviser. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. Investment Advisory Services.

(i) The Adviser shall direct the investments of each Hood River Portfolio, subject to and in accordance with the Hood River Portfolio’s investment objective, policies and limitations as provided in its prospectus(es) and statement(s) of additional information (collectively, the “Prospectus”) and other governing instruments, as amended and supplemented from time to time (collectively, “Organizational Documents”), and any other directions and policies which the Board may issue to the Adviser from time to time.

(ii) The Adviser is authorized, in its discretion and without prior consultation with the Trust, to purchase and sell for each Hood River Portfolio, securities and other investments consistent with the Hood River Portfolio’s objectives and policies.

B. Corporate Management Services.

(i) The Adviser shall furnish for the use of the Trust office space and all office facilities, equipment and personnel necessary for servicing the investments of the Hood River Portfolios.

(ii) The Adviser shall pay the salaries of all personnel of the Trust and the Adviser performing services relating to research, statistical and investment activities on behalf of the Hood River Portfolios.

C. Provision of Information Necessary for Preparation of Registration Statement, Amendments and Other Materials. The Adviser will make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

D. Code of Ethics. The Adviser has adopted and will maintain a written code or codes of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act and will provide the Trust and its administrator, on the date of this Agreement, a copy of the code or codes of ethics and evidence of its or their adoption. The Adviser shall certify to the Board that the Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 on an annual basis and that there has been no violation of the Adviser’s code or codes of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust or its administrator, the Adviser shall permit the Trust or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1.

E. Disqualification. The Adviser shall immediately notify the Board of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

F. Non-Public Personal Information. To the extent prohibited by Regulation S-P, the Adviser will not disclose any non-public personal information, as defined in Regulation S-P (“NPI”), received from the Trust regarding any shareholder of the Portfolios. The Adviser represents and warrants that, in accordance with applicable state privacy laws and Regulation S-P, it has implemented safeguards by adopting policies and procedures reasonably designed to insure the security and confidentiality of records and NPI of shareholders; protect against any anticipated threats or hazards to the security or integrity of shareholder records and NPI; and protect against unauthorized access to or use of such shareholder records or NPI that could result in substantial harm or inconvenience to any shareholder.

G. Other Obligations and Services. The Adviser shall make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of each Hood River Portfolio and its investment activities. The Adviser shall act in accordance with the Trust’s Organizational Documents, Prospectus, and compliance policies and procedures adopted pursuant to Rule 38a‑1 under the 1940 Act in connection with the Adviser’s provision of services under this Agreement.

3. Execution and Allocation of Portfolio Brokerage.

A. The Adviser, subject to the control and direction of the Board, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Hood River Portfolio, and for the selection of the markets on or in which the transactions will be executed.

B. In acting pursuant to Section 3.A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Trust’s registration statement.

C. It is understood that neither the Trust nor the Adviser will adopt a formula for allocation of a Portfolio’s brokerage.

D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Hood River Portfolio and for other clients of the Adviser in order to obtain the most favorable price and best execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

E. It is understood that the Adviser may, to the extent authorized by Section 28(e) of the Securities Exchange Act of 1934, as amended, use brokers who provide it on behalf of a Hood River Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Hood River Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Hood River Portfolio and its other clients and that the total commissions paid by such Hood River Portfolio will be reasonable in relation to the benefits to such Hood River Portfolio over the long term.

F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

G. The Adviser shall provide such reports as the Board may reasonably request with respect to each Hood River Portfolio’s total brokerage and portfolio transaction activities and the manner in which that business was allocated.

4. Delegation of Adviser’s Obligations and Services. With respect to any or all Hood River Portfolios, the Adviser may enter into one or more contracts (each, a “Sub-Advisory Agreement”) with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

5. Expenses. Except as may be agreed to otherwise by the Trust, on behalf of a Hood River Portfolio, and the Adviser from time to time, the Hood River Portfolio will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by such Hood River Portfolio shall include, without limitation:

A. fees payable for administrative services;

B. fees payable for accounting services;

C. the cost of obtaining quotations for calculating the value of the assets;

D. interest and taxes;

E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

F. a pro rata portion of the compensation and expenses of the Trustees of the Board other than those who are “interested persons” of the Trust within the meaning of the 1940 Act;

G. legal and audit expenses;

H. fees and expenses related to the registration and qualification of its shares for distribution under state and federal securities laws;

I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders;

J. all other expenses incidental to holding meetings of the shareholders, including proxy solicitations therefor, except for expenses related to any shareholder meeting convened as a result of a change of control of the Adviser or otherwise convened for the primary benefit of the Adviser, which expenses shall be borne by the Adviser;

K. a pro rata portion of the premiums for fidelity bond and other insurance coverage;

L. a pro rata portion of the Trust’s association membership dues;

M. expenses of typesetting for printing Prospectuses;

N. expenses of printing and distributing Prospectuses to existing shareholders;

O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency services;

P. service fees payable to the distributor for providing personal services to the shareholders and for maintaining shareholder accounts for those shareholders;

Q. distribution fees; and

R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Hood River Portfolio is a party and the legal obligation which the Trust, on behalf of such Hood River Portfolio, may have to indemnify its Trustees and officers with respect thereto.

6. Compensation of the Adviser. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Hood River Portfolio’s name in Schedule B attached hereto. The aggregate of such advisory fees for all listed Hood River Portfolios shall be payable monthly as soon as practicable after the last day of each month based on each listed Hood River Portfolio’s average daily net assets.

7. Activities and Affiliates of the Adviser.

A. The services of the Adviser to the Trust are deemed not to be exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Trust hereunder.

B. The Trust acknowledges that the Adviser or one or more of its “affiliated persons” may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its “affiliated persons” or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts (“Affiliated Accounts”). Subject to any other provisions of this Agreement to the contrary, the Trust agrees that the Adviser or its “affiliated persons” may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Hood River Portfolios, provided that the Adviser acts in good faith. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Hood River Portfolios may have an interest. The Adviser shall have no obligation to recommend for any Hood River

Portfolio a position in any investment which an Affiliated Account may acquire, and the Trust shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

C. Subject to and in accordance with the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws of the Trust as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Trust and shareholders of the Trust are or may be interested in the Adviser or its “affiliated persons” as directors, officers, agents or shareholders of the Adviser or its “affiliated persons;” that directors, officers, agents and shareholders of the Adviser or its “affiliated persons” are or may be interested in the Trust as trustees, officers, agents, shareholders or otherwise; that the Adviser or its “affiliated persons” may be interested in the Trust as shareholders or otherwise; and that the effect of any such interests shall be governed by said Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

8. Liabilities of the Adviser.

A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust.

B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

9. Record Keeping and Reports.

A. The Adviser will maintain all books and records with respect to the Trust’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefore.

B. The Adviser shall regularly report to the Board on the investment program of the Trust and the issuers and securities generally represented in each Hood River Portfolio, and will furnish the Board such periodic and special reports as the Board may reasonably request. The Trust shall furnish or otherwise make available to the Adviser such financial reports, proxy statements, policies and procedures and other information relating to the business and affairs of the Trust as the Adviser may reasonably require in order to discharge its duties and obligations hereunder.

10. Effective Date; Term. This Agreement shall become effective on the date first written above and shall remain in force for an initial period of two years from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board, including the vote of a majority of the Trustees who are not “interested persons” of the Trust, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a “majority of the outstanding voting securities” of the Hood River Portfolio. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

11. Assignment. No “assignment” of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Trust in writing in advance of any proposed change of “control” to enable the Trust to take the steps necessary to enter into a new investment advisory agreement.

12. Amendment. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Trust, which amendment is subject to the approval of the Board and, where required by the 1940 Act, the shareholders of any affected Hood River Portfolio in the manner required by the 1940 Act and the rules thereunder.

13. Termination. This Agreement:

A. may at any time be terminated without payment of any penalty by the Trust with respect to any Hood River Portfolio (by vote of the Board or by the vote of a “majority of the outstanding voting securities” of the Hood River Portfolio on sixty (60) days’ written notice to the Adviser;

B. shall immediately terminate in the event of its “assignment;” and

C. may be terminated with respect to any Hood River Portfolio by the Adviser on sixty (60) days’ written notice to the Trust.

14. Definitions. As used in this Agreement, the terms “affiliated person,” “assignment,” “control,” “interested person” and “majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

15. Notice. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

MANAGER DIRECTED PORTFOLIOS By:_____________________ Name: Douglas J. Neilson Title: President
HOOD RIVER CAPITAL MANAGEMENT LLC By:_____________________ Name: Brian Smoluch Title: Chief Executive Officer

Schedule A
to
Investment Advisory Agreement
Dated April 30, 2020

between

Manager Directed Portfolios
and
Hood River Capital Management LLC

Hood River Portfolios

Hood River Small‑Cap Growth Fund

Schedule B
to
Investment Advisory Agreement
Dated April 30, 2020

Between

Manager Directed Portfolios
and
Hood River Capital Management LLC

Investment Advisory Fee Schedule

Hood River Portfolio	Annual Fee as a Percentage of Average Daily Net Assets (“Assets”)
Hood River Small‑Cap Growth Fund	0.90%

[PRELIMINARY PROXY CARD]
EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-______ or go to website: www_________.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	HOOD RIVER SMALL-CAP GROWTH FUND	PROXY
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 27, 2020

This Proxy is solicited on behalf of the Board of Trustees of the Manager Directed Portfolios on behalf of the Hood River Small-Cap Growth Fund (the “Fund”). The undersigned hereby appoints as proxies Douglas J. Neilson and Alyssa M. Bernard, and each of them (with power of substitution), to vote all shares of the undersigned of the Fund at the Special Meeting of Shareholders to be held at 10:00 a.m. Central Time, on April 27, 2020, at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and any adjournment(s) thereof (“Meeting”), with all the power the undersigned would have if personally present.

VOTE VIA THE INTERNET: www.________.com
VOTE VIA THE TELEPHONE: 1-____________

Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should give full title. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

Date_________________________________________________, 2020

Signature(s) Title(s), if applicable	(Sign in the Box)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal, and to grant discretionary power to vote upon such other business as may properly come before the Meeting.

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	ABSTAIN	AGAINST
1.	To approve an investment advisory agreement between Hood River Capital Management LLC and the Trust, on behalf of the Hood River Small-Cap Growth Fund.	□	□	□

Your vote is important no matter how many shares you own. If you are not voting by phone or internet, please sign and date this proxy card on the reverse side and return it promptly in the enclosed envelope.